| We shop. You save. 2nd Quarter Fiscal 2026 Earnings Presentation February 5, 2026 Exhibit 99.2

| We shop. You save. Forward-Looking Statements This presentation contains forward-looking statements. These forward-looking statements reflect our current views with respect to, among other things, future events and our financial performance. These statements are often, but not always, made through the use of words or phrases such as “may,” “should,” “could,” “predict,” “potential,” “believe,” “will likely result,” “expect,” “continue,” “will,” “anticipate,” “seek,” “estimate,” “intend,” “plan,” “projection,” “would” and “outlook,” or the negative version of those words or other comparable words or phrases of a future or forward-looking nature. These forward-looking statements are not historical facts and are based on current expectations, estimates and projections about our industry, management’s beliefs and certain assumptions made by management, many of which, by their nature, are inherently uncertain and beyond our control. Accordingly, we caution you that any such forward-looking statements are not guarantees of future performance and are subject to risks, assumptions and uncertainties that are difficult to predict. Although we believe that the expectations reflected in these forward-looking statements are reasonable as of the date made, actual results may prove to be materially different from the results expressed or implied by the forward-looking statements. There are or will be important factors that could cause our actual results to differ materially from those indicated in these forward-looking statements, including, but not limited to, the following: our reliance on a limited number of insurance carrier partners and any potential termination of those relationships or failure to develop new relationships; existing and future laws and regulations affecting the health insurance market; changes in health insurance products offered by our insurance carrier partners and the health insurance market generally; insurance carriers offering products and services directly to consumers; changes to commissions paid by insurance carriers and underwriting practices; competition with brokers, exclusively online brokers and carriers who opt to sell policies directly to consumers; competition from government-run health insurance exchanges; developments in the U.S. health insurance system; our dependence on revenue from carriers in our senior segment and downturns in the senior health as well as life, automotive and home insurance industries; our ability to develop new offerings and penetrate new vertical markets; risks from third-party products; failure to enroll individuals during the Medicare annual enrollment period; our ability to attract, integrate and retain qualified personnel; our dependence on lead providers and ability to compete for leads; failure to obtain and/or convert sales leads to actual sales of insurance policies; access to data from consumers and insurance carriers; accuracy of information provided from and to consumers during the insurance shopping process; cost- effective advertisement through internet search engines; ability to contact consumers and market products by telephone; global economic conditions, including inflation and tariffs; disruption to operations as a result of future acquisitions; significant estimates and assumptions in the preparation of our financial statements; impairment of goodwill; existing or potential litigation and other legal proceedings or inquiries, including the Department of Justice action alleging violations of the federal False Claims Act; our existing and future indebtedness; our ability to maintain compliance with our debt covenants; access to additional capital; failure to protect our intellectual property and our brand; fluctuations in our financial results caused by seasonality; accuracy and timeliness of commissions reports from insurance carriers; timing of insurance carriers’ approval and payment practices; factors that impact our estimate of the constrained lifetime value of commissions per policyholder; changes in accounting rules, tax legislation and other legislation; disruptions or failures of our technological infrastructure and platform; failure to maintain relationships with third-party service providers; cybersecurity breaches or other attacks involving our systems or those of our insurance carrier partners or third-party service providers; our ability to protect consumer information and other data; failure to market and sell Medicare plans effectively or in compliance with laws; and other factors related to our pharmacy business, including manufacturing or supply chain disruptions, access to and demand for prescription drugs, contractual reimbursement rates, and regulatory changes or other industry developments that may affect our pharmacy operations. For a further discussion of these and other risk factors that could impact our future results and performance, see the section entitled “Risk Factors” in our Annual Report on Form 10-K for the fiscal year ended June 30, 2025 (the "Annual Report") and subsequent periodic reports filed by us with the Securities and Exchange Commission. Accordingly, you should not place undue reliance on any such forward-looking statements. Any forward-looking statement speaks only as of the date on which it is made, and, except as otherwise required by law, we do not undertake any obligation to publicly update or review any forward-looking statement, whether as a result of new information, future developments or otherwise. No Offer or Solicitation; Further Information This presentation is for informational purposes only and is not an offer to sell with respect to any securities. This presentation should be read together with “Management’s Discussion and Analysis of Financial Condition and Results of Operations” and the consolidated financial statements and the related notes thereto included in the Annual Report and subsequent quarterly reports. Non-GAAP Financial Measures This presentation includes certain non-GAAP financial measures intended to supplement, not substitute for, comparable GAAP measures. To supplement our financial statements presented in accordance with GAAP and to provide investors with additional information regarding our GAAP financial results, we have presented in this presentation Adjusted EBITDA and cash EBITDA, which, when presented on a consolidated basis, are non-GAAP financial measures. These non-GAAP financial measures are not based on any standardized methodology prescribed by GAAP and is not necessarily comparable to any similarly titled measure presented by other companies. We define Adjusted EBITDA as net income (loss) plus interest expense, income taxes, depreciation and amortization, changes in fair value of warrant liabilities, and certain add-backs for non-cash or non-recurring expenses, including restructuring and share-based compensation expenses. We define cash EBITDA as Adjusted EBITDA excluding the impacts from the estimates of net renewal commissions earned and adjustments. The most directly comparable GAAP measure for both Adjusted EBITDA and cash EBITDA is net income (loss). We monitor and have presented in this presentation Adjusted EBITDA and cash EBITDA because they are key measures used by our management and Board of Directors to understand and evaluate our operating performance, establish budgets, and develop operational goals for managing our business. In particular, we believe that excluding the impact of these expenses in calculating Adjusted EBITDA and cash EBITDA can provide a useful measure for period-to-period comparisons of our core operating performance. For further discussion regarding these non-GAAP measures, please see today’s press release. A reconciliation of the differences between Adjusted EBITDA and its most directly comparable GAAP financial measure, net income (loss), is set forth below on slide 18, and a reconciliation of the differences between cash EBITDA and is most directly comparable GAAP financial measure, net income (loss), is set forth below on slide 19. The Company is unable to provide a quantitative reconciliation of forward-looking Adjusted EBITDA to its most directly comparable GAAP measure without unreasonable effort because it is not possible to predict certain items included in the calculation of such GAAP measure, including the fair value of outstanding warrants to purchase shares of the Company's common stock. The unavailable information could have a significant impact on the Company's GAAP financial results. Disclaimer 2

| We shop. You save. • Consolidated ◦ Solid revenue growth of 12% year-over-year, driven by a strong Senior AEP and continued Healthcare Services growth ◦ New $415 million credit facility enhances operational flexibility and extends maturities to 2031 • Senior ◦ Successful AEP drove 2% Senior revenue growth year-over-year on 4% higher MA approved policies ◦ Adjusted EBITDA* increased 2% year-over-year to $102 million ◦ Strong agent productivity coupled with efficient marketing yielded 39% Adjusted EBITDA* margins ◦ In another highly-disruptive environment, our proactive outreach approach helped to deliver a strong recapture rate of customers impacted by carrier policy cancellations • Healthcare Services ◦ Revenue growth of 26% year-over-year to more than $231 million ◦ 2Q Adjusted EBITDA* of $0.8 million reflects previously discussed PBM reimbursement rate pressure ◦ New multiyear agreement with major PBM partner provides go-forward rate predictability 2Q Earnings Highlights *See "Non-GAAP Financial Measures" section on slide 2 3

| We shop. You save. 235k 248k 257k 2Q24 2Q25 2Q26 Another Strong AEP Season for Senior MA Policies 000s Agent Productivity† Adjusted EBITDA* Margins †Percentage change deltas are calculated relative to 2Q24 results. 2Q24 2Q25 2Q26 Marketing Expense Per Policy**† 2Q24 2Q25 2Q26 33% 12% 22% 20% 4 32% 39% 39% 2Q24 2Q25 2Q26 *See "Non-GAAP Financial Measures" section on slide 2 **Represents total Senior division marketing and operating expenses per approved Medicare Advantage and Medicare Supplement policy

High-Touch Model Again Provided Retention Stability

Despite significant carrier plan disruption again this year, our proactive, high-touch approach helped tens of thousands of seniors understand their benefit changes and achieved strong terminated plan customer recapture.

	Pre-2025 Average AEP Carrier Plan Terminations	2025 AEP Carrier Plan Terminations	2026 AEP Carrier Plan Terminations
Another highly disruptive AEP season...	<1%	~7%	~7%

	2026 AEP Terminated Plan Recapture Rate
Our high-touch model outperformed...	33%

SELECTQUOTE | We shop. You save.

5

SelectRx Addresses Critical Senior Health & Cost Issues

THE WALL STREET JOURNAL

America's Seniors Are Overmedicated

Source

THE WALL STREET JOURNAL

Pharmacies Flood Medicare Patients With $3 Billion of Extra Drugs

Source

Industry Problem		SelectRx Solution
~60% of seniors take medications prescribed by **4 or more physicians**	→	Our pharmacists specialize in working with multiple prescribing physicians and pharmacies to bring **one cohesive pharmacy solution**
47% of seniors taking prescriptions that geriatricians say elderly patients should avoid	→	Comprehensive medication management practices lead to a **20% reduction** in inpatient hospital days
Adverse drug interactions may lead to increased **mental fogginess**, increased **fall risk**, and other adverse reactions	→	Completed **nearly 50K** shared decision-making calls with providers, resulting in **actionable therapy changes in more than 50% of cases** to optimize patient medication regimens
Estimated **$3 billion in annual waste-related drug cost** from **repeated early re-fills** of 90-day mail-order fills	→	Our **30 day adherence packaging leads to a 10x reduction** in waste compared to 90 day mail order and retail pharmacy fills

SELECTQUOTE | We shop. You save.

6

| We shop. You save. Improved Capital Flexibility and Term Loan Maturity 7 January 2026: Term Debt Refinance • New $415M credit facility provides sufficient growth capital for foreseeable future • $325M term loan and revolving credit facility up to $90M • New maturity of January 2031 Legacy Credit Facility* $54M $261M CY'26 CY’27 CY’28 CY’29 CY’30 CY’31 New Credit Facility $6M $10M $16M $16M $16M $260M CY'26 CY’27 CY’28 CY’29 CY’30 CY’31 *Legacy structure term loan balance of $304M as of January 8, 2026, with anticipated payment-in-kind accruals resulting in a full repayment balance of $315M by September 30, 2027.

| We shop. You save. $481 $537 2Q25 2Q26 Consolidated Financial Summary *See "Non-GAAP Financial Measures" section on slide 2 Commentary $88 $85 2Q25 2Q26 • Robust revenue growth driven by continued strength in Healthcare Services and strong Senior AEP results • Adjusted EBITDA* of $85 million decreased slightly year-over-year due to PBM reimbursement headwind in Healthcare Services • Near record-high 39% Senior Adjusted EBITDA* margins 8 Revenue $MM Adjusted EBITDA* $MM

| We shop. You save. $256 $262 2Q25 2Q26 Revenue $MM Adjusted EBITDA* $MM Senior Financial Summary Commentary $101 $102 2Q25 2Q26 39% 39% • Senior revenue grew 2% year- over-year on 4% higher approved policy volume • Adjusted EBITDA* increased modestly year-over-year to $102 million • Near record high 39% Adjusted EBITDA* margins, in line with strong prior year results 9 *See "Non-GAAP Financial Measures" section on slide 2

| We shop. You save. SELECTRX Members 97 106 108 107 113 2Q25 3Q25 4Q25 1Q26 2Q26 0 20 40 60 80 100 120 Revenue & Adjusted EBITDA* $MM $2 $6 $12 $7 $1 $183 $190 $214 $221 $231 2Q25 3Q25 4Q25 1Q26 2Q26 Healthcare Services KPIs REVENUE ADJUSTED EBITDA* 10 *See "Non-GAAP Financial Measures" section on slide 2

| We shop. You save. $7 $6 2Q25 2Q26 $40 $44 2Q25 2Q26 Life Financial Summary Adjusted EBITDA* $MM Commentary Revenue $MM 11 *See "Non-GAAP Financial Measures" section on slide 2 • Revenue increased 9% year-over- year driven by continued Final Expense premium growth, which increased 24% year-over-year • Final Expense continues to execute well and deliver attractive returns and cash flow • Term Life results year-over-year reflect modest marketing expense pressure

Capital Structure Transformation

October 2024: Initial Securitization ✓

- Completed $100M securitization
- Established foundation for potential future securitizations and warehouse financing

Impact

✓ ABS cost of capital more than 500bps† lower than existing term debt

✓ Annual interest savings of ~$5M†

✓ Extension of term debt maturity to September 2027

February 2025: Preferred Equity ✓

- Announced $350M strategic investment
- Proceeds used to repay $260M of term debt and to support ongoing growth initiatives

Impact

✓ Reduced annual cash interest obligations by more than $30M annually†

✓ On-going cost of capital decreased by more than 150 basis points†

January 2026: Term Debt Refinance ✓

- New $415M credit facility provides sufficient growth capital for foreseeable future
- $325M term loan and $90M revolving credit facility
- New maturity of January 2031

Impact

✓ Eliminates 2026 and 2027 repayment obligation with new 5-year scheduled maturity in 2031

✓ Peak-season liquidity increased 25% improving growth optionality

✓ Cost of capital improvement with potential to earn future rate decreases totalling 100 basis points

*Legacy structure term loan balance of $304M as of January 8, 2026 with anticipated payment-in-kind accruals resulting in a full repayment balance of $315M on September 30, 2027.

†Based on SOFR at time of closing

SELECTQUOTE | We shop. You save.

12

| We shop. You save. Revised FY26 Financial Guidance REVENUE $1.61B ADJUSTED EBITDA* to $1.71B $90M to $100M *See "Non-GAAP Financial Measures" above on slide 2. 13 from $120 million to $150 million* from $1.65 billion to $1.75 billion

| We shop. You save. $(12) FY25 FY26 $54 FY25 FY26 Continued Focus on Driving Meaningful Cashflow Operating Cash Flow $MM • Forecasting FY26 Cash EBITDA* of $60-70 million representing ~20% growth year-over-year at the mid-point • Operating Cash Flow of $25-35 million expected in FY26 driven by solid Senior and Healthcare Services operating performance Commentary Cash EBITDA* $MM 14 $60 - $70 $25 - $35 *See "Non-GAAP Financial Measures" above on slide 2.

| We shop. You save. Supplemental Information 15

| We shop. You save. 2Q FY 2026 (in thousands) Senior Healthcare Services Life Total Total revenue from reportable segments $ 261,539 $ 230,654 $ 43,623 $ 535,816 Less: Cost of commissions and other services revenue (74,391) (8,357) (17,404) Cost of goods sold - pharmacy revenue — (203,783) Marketing expense (84,056) (2,235) (20,376) Technical development — (311) — Selling, general, and administrative (640) (15,122) (262) Adjusted Segment EBITDA $ 102,452 $ 846 $ 5,581 $ 108,879 Reconciliation of total segment Adjusted EBITDA All other Adjusted EBITDA 2,102 Corporate (26,250) Share-based compensation expense (3,475) Transaction costs (662) Depreciation and amortization (4,322) Impairment of equity-method investment (1,000) Change in fair value of warrants 19,296 Interest expense, net (11,613) Income before income tax expense (benefit) $ 82,955 Reconciliation by Segment of Adjusted EBITDA to Income before income tax expense (benefit) 16

| We shop. You save. 2Q FY 2025 (in thousands) Senior Healthcare Services Life Total Total revenue from reportable segments $ 255,578 $ 183,370 $ 39,861 $ 478,809 Less: Cost of commissions and other services revenue (75,042) (7,932) (15,041) Cost of goods sold - pharmacy revenue — (155,009) — Marketing expense (79,398) (1,902) (17,172) Technical development — (592) — Selling, general, and administrative (617) (15,723) (225) Adjusted Segment EBITDA $ 100,521 $ 2,212 $ 7,423 $ 110,156 Reconciliation of total segment Adjusted EBITDA All other Adjusted EBITDA 2,303 Corporate (24,940) Share-based compensation expense (4,699) Transaction costs (6,719) Depreciation and amortization (5,060) Loss on disposal of property, equipment, and software, net (122) Change in fair value of warrants (7,642) Interest expense, net (23,721) Income before income tax expense (benefit) $ 39,556 Reconciliation by Segment of Adjusted EBITDA to Income before income tax expense (benefit) 17

| We shop. You save. Reconciliation of Non-GAAP Measure Reconciliation of Net Income to Adjusted EBITDA 18 2Q FY FY YTD (in thousands) 2026 2025 2026 2025 Net income $ 69,293 $ 53,236 $ 38,834 $ 8,690 Share-based compensation expense 3,475 4,699 7,802 8,545 Transaction costs 662 6,719 846 7,544 Depreciation and amortization 4,322 5,060 8,622 10,659 Loss on disposal of property, equipment, and software, net — 122 — 157 Impairment of equity-method investment 1,000 — 1,000 — Change in fair value of warrants (19,296) 7,642 (34,332) 7,642 Interest expense, net 11,613 23,721 23,421 46,752 Income tax expense (benefit) 13,662 (13,680) 6,459 (4,154) Adjusted EBITDA $ 84,731 $ 87,519 $ 52,652 $ 85,835

| We shop. You save. Net Income to Cash EBITDA Reconciliation Forecasted FY26 (in thousands) Consolidated Net income1 $ 30,878 Income tax expense 8,464 Interest expense, net 44,420 Change in fair value of warrants1 (34,332) Impairment of equity-method investment 1,000 Depreciation and amortization 17,877 Transaction costs 2,515 Share-based compensation expense 15,202 Adjusted EBITDA 86,024 Net renewal commissions earned and adjustments (21,024) Cash EBITDA $ 65,000 19 (1) The change in fair value of warrants is reflective of the amounts included in the Company's condensed consolidated statement of comprehensive income for the six months ended December 31, 2025 as it is not possible to predict the fair value of warrants to purchase the Company's common stock. This information could have a significant impact on the Company's GAAP financial results.

| We shop. You save. Net Income to Cash EBITDA Reconciliation 20 FY25 (in thousands) Consolidated Net income $ 47,580 Income tax expense 931 Interest expense, net 79,385 Change in fair value of warrants (59,525) Impairment of long-lived assets 4,209 Loss on disposal of property, equipment, and software 240 Depreciation and amortization 20,460 Transaction costs 14,617 Share-based compensation expense 18,357 Adjusted EBITDA 126,254 Net renewal commissions earned and adjustments (71,822) Cash EBITDA $ 54,432

| We shop. You save. SelectQuote Inc. 6800 West 115th Street Suite 2511 Overland Park, Kansas 66211 Phone: (877) 678-4086 Investor Relations investorrelations@selectquote.com 21